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                                                            EXHIBIT 24-B
GENERAL DYNAMICS CORPORATION                                POWER OF ATTORNEY
COMMISSION FILE NUMBER      1-3671                          REPORTS ON FORM 10-K
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IRS NO.     13-1673581
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                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers, Michael J. Mancuso, Vice President and Chief Financial Officer (Principal Financial Officer), and John W. Schwartz, Staff Vice President and Controller (Principal Accounting Officer) of GENERAL DYNAMICS CORPORATION, a Delaware corporation, hereby constitute and appoint each of NICHOLAS D. CHABRAJA and E. ALAN KLOBASA, as their true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to enable General Dynamics Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission (The Commission) in respect thereof, in connection with the 1994 annual report to the Commission on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign their names in their capacities to said report filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including hereby ratifying and confirming all that the attorneys and agents, or any of them, has done, shall do, or shall cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set his hand this 9 day of March 1995.



                                             /s/ MICHAEL J. MANCUSO
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                                             Michael J. Mancuso




                                             /s/ JOHN W. SCHWARTZ
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                                             John W. Schwartz